UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2021

Aon plc

(Exact name of registrant as specified in its charter)

Ireland	1-7933	98-1539969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Metropolitan Building, James Joyce Street Dublin 1, Ireland D01 K0Y8
(Address of principal executive offices)

Registrant’s telephone number, including area code: +353 1 266 6000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, $0.01 nominal value	AON	New York Stock Exchange
Guarantees of Aon plc’s 4.000% Senior Notes due 2023	AON23	New York Stock Exchange
Guarantees of Aon plc’s 3.500% Senior Notes due 2024	AON24	New York Stock Exchange
Guarantees of Aon plc’s 3.875% Senior Notes due 2025	AON25	New York Stock Exchange
Guarantees of Aon plc’s 2.875% Senior Notes due 2026	AON26	New York Stock Exchange
Guarantees of Aon plc’s 4.250% Senior Notes due 2042	AON42	New York Stock Exchange
Guarantees of Aon plc’s 4.450% Senior Notes due 2043	AON43	New York Stock Exchange
Guarantees of Aon plc’s 4.600% Senior Notes due 2044	AON44	New York Stock Exchange
Guarantees of Aon plc’s 4.750% Senior Notes due 2045	AON45	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The disclosure under Item 1.02 is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement

As previously announced, on March 9, 2020, Aon plc, a company incorporated under the laws of England and Wales (“Aon UK”), and Willis Towers Watson Public Limited Company, an Irish public limited company (“WTW”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with respect to a combination of the parties. Additionally, as previously disclosed, on April 2, 2020, Aon plc, an Irish public limited company (the “Company”) and Aon UK entered into an assignment agreement with respect to the assignment by Aon UK, and the assumption by the Company, of all of Aon UK’s rights and obligations under certain agreements, including the Business Combination Agreement.

On July 26, 2021, the Company and WTW entered into an agreement to terminate the Business Combination Agreement (the “Termination Agreement”). Pursuant to the Termination Agreement, the Business Combination Agreement was terminated and the Company agreed to pay to WTW, within 48 hours of the execution of the Termination Agreement, the Regulatory Termination Fee (as defined in the Business Combination Agreement) of one billion dollars ($1,000,000,000), as contemplated by the Business Combination Agreement. Under the Termination Agreement, the Company and WTW, on behalf of themselves and certain other related and affiliated parties, each agreed to release the other from all claims and actions arising out of or related to the Business Combination Agreement and the transactions contemplated thereby, subject to certain exceptions.

The Termination Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary of the Termination Agreement is qualified in its entirety by reference to Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 26, 2021, Aon Corporation, a wholly owned subsidiary of the Company, entered into an amendment (the “Davies Amendment”) to the Employment Agreement dated October 3, 2007, and amended March 27, 2012, February 20, 2015, and April 19, 2018, with Christa Davies, the Company’s Executive Vice President and Chief Financial Officer (the “Davies Employment Agreement”). The Davies Amendment extends the term of the Davies Employment Agreement, which was previously set to expire on April 1, 2023, to expire on April 1, 2026, unless otherwise terminated in accordance with its terms. The Davies Amendment makes no changes to Ms. Davies’s compensation arrangements.

On July 26, 2021, the Company and Aon Corporation entered into an amendment (the “Case Amendment”) to the Employment Agreement dated January 16, 2015 and amended April 20, 2018 and May 15, 2018, with Gregory C. Case, the Company’s President and Chief Executive Officer (the “Case Employment Agreement”). The Case Amendment extends the term of the Case Employment Agreement, which was previously set to expire on April 1, 2023, to expire on April 1, 2026, unless otherwise terminated in accordance with its terms. The Case Amendment makes no changes to Mr. Case’s compensation arrangements.

The foregoing summaries are qualified in their entirety by reference to the Davies Amendment and the Case Amendment, copies of which are attached hereto as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K, respectively, and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On July 26, 2021, the Company and WTW issued a joint press release regarding the Termination Agreement.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit Number	Description of Exhibit

10.1	Termination Agreement, dated as of July 26, 2021, by and between Aon plc and WTW.*

10.2	Amendment to Employment Agreement, dated as of July 26, 2021, by and between Aon Corporation and Christa Davies.

10.3	Amendment to Employment Agreement, dated as of July 26, 2021, by and among Aon plc, Aon Corporation and Gregory C. Case.

99.1	Joint press release issued by Aon plc and WTW on July 26, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Aon plc hereby undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that Aon plc may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2021	AON PLC

	By:	/s/ Julie E. Cho
Julie E. Cho
Assistant Company Secretary